Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of January 17, 2017 (the “Effective Date”), between Genius Brands International, Inc. (the “Company”), and Sony Pictures Home Entertainment Inc. (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to accept from the Company, in consideration of the extinguishment and cancellation of certain indebtedness by the Company to an affiliate of Purchaser, Sony DADC USA, Inc. (“DADC”) pursuant to an exclusive agreement by and between the Company and DADC, dated as of January 17, 2014 (the “Replication Agreement”), shares of the Company’s common stock, $0.001 par value per share (the “Shares”) pursuant to the terms and conditions of this Agreement;

NOW, THEREFORE, upon the execution and delivery of this Agreement, the Company and the Purchaser agree as follows:

1.                   Subscription.

(a)                The Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase 301,231 Shares1 in an aggregate amount of $1,489,583 at a per share purchase price equal to $4.945, the closing market price of the Shares on the day prior to the Effective Date, and the Company, intending to be legally bound, hereby agrees to issue and sell the Shares on the Effective Date to the Purchaser in an aggregate amount of $1,489,583, in consideration of the payment by the Purchaser to DADC of certain indebtedness in the amount of $1,489,583, currently outstanding under the Replication Agreement as of the Effective Date.

(b)               Upon issuance, the Shares shall be deemed immediately vested and Purchaser will be recorded as a registered stockholder of the Company with respect to the Shares. The Company and its transfer agent will promptly provide to Purchaser written confirmation of such issuance and recordation. Upon issuance of the Shares, Purchaser will have in connection with the Shares all rights of a holder of common stock of the Company, including, without limitation, voting rights and rights to dividends and distributions in respect to the Shares.

(c)                Company shall have the right of first refusal to purchase the Shares acquired by Purchaser pursuant to this Agreement, at the then market price if and in the event that Purchaser desires to sell such Shares, provided, that Company must provide Purchaser written notice of its election to exercise its right of first refusal within 2 business days of Company’s receipt of written notice from Purchaser of Purchaser’s desire to sell such Shares.

2.                   Representations and Warranties of the Company. As of the date hereof, the Company hereby represents and warrants to the Purchaser that:

(a)                Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada.

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1 Rounded up to the next whole share.

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(b)                Authority and Validity. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize this Agreement or for the Company to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(c)                Valid Issuance. The Shares that are being purchased hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens, encumbrances or restrictions on transfer other than any applicable state and federal securities laws. The Company further represents and warrants that the offer, sale and issuance of the Shares to Purchaser does not require registration under the Act and is in compliance with applicable federal and state securities laws.

(d)                No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (i) violate, conflict with or result in the breach of any provision of the Company’s Certificate of Incorporation or Bylaws, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable the Company or any of its assets, properties or businesses, or (iii) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Company, pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party except, in the case of clauses (ii) and (iii), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

3.                   Representations, Warranties and Covenants of the Purchaser. As of the date hereof, the Purchaser hereby represents and warrants to the Company that:

(a)                Organization; Authority. The Purchaser is an entity duly incorporated, validly existing and in good standing under the laws of State of Delaware with all corporate power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)                Own Account. The Purchaser understands that the Shares are “restricted securities” and have not been registered under the Act or any applicable state securities law and it is acquiring, or will acquire, the Shares as principal for its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws). The Purchaser is or will be acquiring the Shares hereunder in the ordinary course of its business.

(c)                Purchaser Status. At the time the Purchaser was offered the Shares, it was, and as of the date hereof it is, an “accredited investor” as such term is defined in Regulation D promulgated by the U. S. Securities and Exchange Commission (the “SEC”) under the Act.

(d)                Experience of Such Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)                General Solicitation. The Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)                 Access to Information. The Purchaser acknowledges that it has had the opportunity to review this Agreement and the reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) (including all exhibits and schedules thereto). The Purchaser further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. In addition, the Purchaser acknowledges and agrees that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares.

(g)                Risk Factors. The Purchaser fully understands that the Shares are speculative investments that involve a high degree of risk of loss of the Purchaser’s entire investment. The Purchaser has considered each of the risks regarding an investment in the Company and the Shares, including those risks specified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and in other SEC Reports.

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4. Legends.

(a)                Any certificates representing Shares shall bear a legend in substantially the following form, in addition to any other legends required by law or contract:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.”

(b)                The legends required by this Section 4 shall be removed by the Company upon request without charge as to any particular Shares (i) when, in the opinion of counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Act, including promptly following the date that Shares may be sold under Rule 144 without volume restrictions or manner of sale limitations, (ii) when such Shares shall have been registered under the Act, or (iii) if the Purchaser is then (or has been in the prior 90 days) an affiliate of the Company, then not until the date that is one year after the Effective Date; provided, that, without the Company’s consent, no such legend removal shall occur prior to one year after the issuance of the Shares to Purchaser.

5. Rule 144 Reporting

(a)                With a view to making available the benefits of certain rules and regulations of the SEC that will permit the sale of the Shares without registration with the SEC, the Company agrees to:

(i)                        file with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

(ii)                        so long as Purchaser owns any Shares, upon request by Purchaser, if the Company is not filing reports and other documents under the Exchange Act, the Company will make available other information as required by Rule 144A (including the provision of information to Purchaser and prospective purchasers designated by Purchaser pursuant to Rule 144A(d)(4)) for so long as necessary to permit sales of the Shares pursuant to Rule 144A, and commencing at such time as sales are permitted under Rule 144, and in any event shall make available (either by mailing a copy thereof, by posting on the Company’s website, or by press release) to Purchaser a copy of:

(A)	the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in accordance with generally accepted accounting principles in the United States, no later than 90 days after the end of each fiscal year of the Company; and

(B)	the Company’s quarterly consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of stockholders’ equity and statements of cash flows) prepared in a manner substantially consistent with the preparation of the Company’s annual consolidated financial statements, no later than 45 days after the end of each fiscal quarter of the Company.

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6.                   Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

7.                   Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery, or (iii) confirmed facsimile transmission, in each case addressed as follows:

To the Company:	Genius Brands International, Inc.
Attn: Gregory B. Payne
301 N. Canon Drive, Suite 305
Beverly Hills, CA 90210

To the Purchaser:*	Sony Pictures Home Entertainment Inc.
c/o Sony Pictures Entertainment Inc.
10202 West Washington Boulevard
Culver City, CA 90232
Attention: General Counsel
Facsimile: (310) 244-0510
and
Attention: Executive Vice President, Corporate Legal
Facsimile: (310) 244-2169

8.                Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflicts of laws principles.

9.                Further Assurances. The Company and the Purchaser agree to execute any and all such other and further instruments and documents, and to take any and all such further actions, which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

10.            Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns and transferees by operation of law, whether or not any such party will have become a party to this Agreement and agreed in writing to join herein and be bound by the terms and conditions hereof.

11.            Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Purchaser with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Company and the Purchaser.

12.            Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

13.            Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly set forth in writing and signed by the party against whom such waiver is charged; and, (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions and (ii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

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14.            Subscription Irrevocable. Except as set forth herein, this subscription is irrevocable, is subject to all of the terms and provisions contained in this Agreement, and will survive the death, dissolution, or disability of the Purchaser.

15.            Assignability. This Agreement is not transferable or assignable by any Purchaser.

16.            Counterparts; Facsimile or “pdf” Copies. This Agreement may be executed in counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement. Delivery of an executed copy of a signature page to this Agreement by facsimile or “pdf” transmission shall be as effective as delivery of a manually executed copy of this Agreement and shall be as effective and enforceable as the original.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first indicated above.

PURCHASER:

By: /s/ William V. Stellman

Name: William V. Stellman

Title: EVP, CFO & SupplyChain

Subscription Amount: $1,489,583

No. of Shares 301,231

GENIUS BRANDS INTERNATIONAL, INC.

Agreed and Accepted	By: /s/ Gregory B. Payne
this January 17, 2017	Name: Gregory B. Payne
Title: EVP

Address for Notice:
301 N. Canon Drive, Suite 305
Beverly Hills, CA 90210
Telephone: 310-273-4222
Facsimile: 310-273-4202
E-mail: andy@gnusbrands.com
Attention: Chief Executive Officer

With a copy to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Chrysler Center
666 Third Avenue
New York, NY 10017
Telephone: (212) 935-3000
Facsimile: (212) 983-3115 E-mail: KRKoch@mintz.com Attention: Kenneth R. Koch, Esq.

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